Transformative genome-edited therapies for patients CB-010 Clinical Program Update May 12, 2022

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CB-010: anti-CD19 allogeneic CAR-T cell therapy Key attributes CB-010 Conventional allo anti-CD19 CAR-Ts PD-1 KO for enhanced persistence of antitumor activity ✓ X Potentially better initial tumor debulking preclinically ✓ X Potentially better therapeutic index ✓ X Site-specific insertion of CAR into TRAC locus Eliminates random integration and reduces risk of GvHD ✓ Varies Cas9 chRDNA editing for enhanced genomic integrity ✓ X Reduced off-target editing and genomic rearrangements ✓ X Program: CB-010 Tumor antigen: CD19 Healthy donor leukapheresis-derived T cells Indication: r/r non-Hodgkin lymphoma (NHL) Status: Phase 1 NHL CD19 Anti-CD19 CAR PD-L1 PD-1 KO CAR-T cell

* 40x106 CAR-T cells ; † 80x106 CAR-T cells 1 All data as of Feb 23, 2022 data cutoff date, data collection ongoing, efficacy measured by Lugano criteria Source: Abstract for European Hematology Association (EHA) 2022 Hybrid Congress r/r B-NHL patients in ANTLER had aggressive disease (median 3 prior treatments) Generally well tolerated with AEs as expected for autologous/allogeneic anti-CD19 CAR-T cell therapies Longer duration data from dose level 1 (N=6) slated for EHA; additional ANTLER data expected by YE 2022 Enrolling patients at dose level 2† → planning for future development NHL CD19 Anti-CD19 CAR PD-L1 PD-1 KO CAR-T cell Revolutionizing allogeneic cell therapies with CB-010: setting a new therapeutic bar Caribou believes CB-010 is the 1st allogeneic CAR-T cell therapy in the clinic with a PD-1 KO PD-1 KO genome-editing strategy designed to improve persistence of antitumor activity 100% ORR 5/5 patients 80% CR 4/5 patients CB-010: 1st allogeneic CAR-T cell therapy to achieve 100% ORR Single dose at dose level 1* (N=6) AT 28 DAYS 5 patients evaluable for efficacy1

LEAD PROGRAM CB-010 ANTLER Phase 1 trial

Worldwide NHL incidence2 B-NHL 5-year post-diagnosis survival rates3 1 National Cancer Institute, Leukemia & Lymphoma Society, Lymphoma Research Foundation 2 Evaluate Pharma, May 2022, www.evaluate.com 3 Cancer Research U.K. Diffuse large B cell lymphoma (DLBCL) Follicular lymphoma (FL) Marginal zone lymphoma (MZL) Mantle cell lymphoma (MCL) Other NHL is the most common hematologic malignancy in the U.S. Mature B cell lymphomas (B-NHL) are 80-85% of all NHL cases ~34% of B-NHL cases are considered relapsed or refractory (r/r)1 Current autologous CAR-T cell therapies have limited patient access with complex manufacturing and high production costs US incidence1: ~82,900 EU incidence: ~101,000 China incidence: ~97,500 Japan incidence: ~33,600 B-NHL subtypes1 r/r B-NHL: high unmet need globally for off-the-shelf cell therapy

CB-010 ANTLER Phase 1 trial design Patients with aggressive disease r/r B-NHL (DLBCL, HGBL, tFL, PMBCL, FL1, MZL2, MCL) ≥2 prior lines of chemoimmunotherapy Exclusion: prior CD19-targeted therapy DLT: dose-limiting toxicity ORR: objective response rate 1 Aggressively behaving, with POD24 (high risk) 2 High grade 3 Clin Cancer Res. 2011 July 1; 17(13): 4550–4557. doi:10.1158/1078-0432.CCR-11-0116. Part A: 3+3 dose escalation Part B: expansion at dose determined in part A OUTCOME ASSESSMENT Safety and tolerability Tumor response 28 DAYS 3 months 6 months 9 months 12 MONTHS -9 TO -2 DAYS _ Cyclophosphamide (60 mg/kg/d for 2 days) Fludarabine (25 mg/m2/d for 5 days)3 LYMPHODEPLETION r/r B-NHL 0 DAYS DOSE LEVEL 1 40x106 CAR-T cells CB-010 SINGLE DOSE

ANTLER enrolled difficult-to-treat r/r B-NHL patients Patient characteristics Cohort 1 Dose level 1 (40x106 CAR-T cells) (N=6) Non-Hodgkin lymphoma subtype: DLBCL FL1 MCL PMBCL 2 2 1 1 Prior treatments Median number (range) 3 (2-8) ANTLER only enrolled patients with aggressive disease 1 Aggressively behaving, with POD24 (high risk) Source: Abstract for European Hematology Association (EHA) 2022 Hybrid Congress

CB-010 generally well tolerated at dose level 1 No cases of graft versus host disease (GvHD) Most AEs were Grade 1 or Grade 2 No ≥Grade 2 CRS Single case of Grade 3 ICANS Case characterized as dose-limiting toxicity Patient received tocilizumab and steroids and recovered within 39 hours 28-day period AEs (Grade 3 or 4) Cohort 11 Dose level 1 (40x106 CAR-T cells) (N=6) Neutropenia 3 (50%) Thrombocytopenia 2 (33%) Anemia 1 (17%) Hypogammaglobulinemia 1 (17%) ICANS 1 (17%) CRS: cytokine release syndrome ICANS: immune effector cell-associated neurotoxicity syndrome 1 As of February 23, 2022 data cutoff date, data collection ongoing Source: Abstract for European Hematology Association (EHA) 2022 Hybrid Congress Adverse events as expected for autologous or allogeneic anti-CD19 CAR-T cell therapies

CB-010: 1st allogeneic cell therapy to achieve 100% ORR 6 patients treated with a single infusion at dose level 1 (40x106 CAR-T cells) 5 patients evaluable for efficacy at 28 days2 100% (n=5) ORR 80% (n=4) CR 20% (n=1) PR Of 4 patients who achieved a CR at 28 days2: All had ongoing CR at 3 months 6 months was longest measured CR FL: follicular lymphoma MCL: mantle cell lymphoma DLBCL: diffuse large B cell lymphoma PMBCL: primary mediastinal large B cell lymphoma 1 Aggressively behaving, with POD24 (high risk) 2 As of February 23, 2022 data cutoff date, data collection ongoing, efficacy based on Lugano criteria Source: Abstract for European Hematology Association (EHA) 2022 Hybrid Congress Patient Subtype Prior lines of therapy 1 FL1 8 2 MCL 4 3 FL1 2 4 DLBCL 4 5 PMBCL 2 6 DLBCL 2 0 1 2 3 4 5 6 7 8 9 Months from CB-010 infusion ANTLER Phase 1 trial in r/r B-NHL Response: CR: Complete Response PR: Partial Response PD: Progressive Disease Continuing on ANTLER pending SINGLE CB-010 DOSE

Program Target Editing Indications Discovery IND enabling Phase 1 Phase 2 Phase 31 Anticipated milestone CAR-T platform with cell therapies for hematologic indications CB-010 CD19 CAR into TRAC; armoring: PD-1 KO r/r B-NHL initial data scheduled for EHA CB-011 BCMA CAR into TRAC; armoring: B2M KO, B2M-HLA-E insertion r/r MM IND submission H2 2022 CB-012 CD3712 CAR into TRAC; armoring: undisclosed r/r AML IND submission 2023 CAR-NK platform with iPSC-derived cell therapies for solid tumor indications CB-020 undisclosed armoring: undisclosed solid tumors target selection Q4 2022 AbbVie programs under collaboration agreement3 CAR-T Program 1 undisclosed undisclosed undisclosed CAR-T Program 2 undisclosed undisclosed undisclosed Collaboration with Pipeline: initial focus on allogeneic cell therapy programs for solid and liquid tumors 1 Phase 3 may not be required if Phase 2 is registrational 2 Also known as CLL-1 3 AbbVie has an option to include up to two additional CAR-T cell programs

Initial ANTLER data validate Caribou’s chRDNA genome-editing platform 100% ORR (80% CR) at 28 days1 from a single dose of CB-010 at dose level 1 (N=5) 1st allogeneic CAR-T cell therapy to achieve 100% ORR (5/5) Promising initial safety profile (N=6) Currently enrolling patients in ANTLER Phase 1 trial at dose level 2 Longer duration data scheduled for EHA; additional data expected by YE 2022 Goal to develop CB-010 as an allogeneic cell therapy that can meaningfully rival autologous cell therapies to reach broader groups of patients globally who need off-the-shelf cell therapy CB-010 is Caribou’s lead program and part of a pipeline of precision genome-edited allogeneic CAR-T and CAR-NK cell therapies Experienced team and capital2 to execute on our mission 1 As of February 23, 2022 data cutoff date, data collection ongoing, efficacy based on Lugano criteria 2 $391M in cash, cash equivalents, and marketable securities as of March 31, 2022 Source: Abstract for European Hematology Association (EHA) 2022 Hybrid Congress

With gratitude for patients, caregivers, investigators Clinicaltrials.gov NCT#04637763 MD Anderson Cancer Center, Houston Chao Family Comprehensive Cancer Center / University of California Irvine, Orange Oncology Hematology Care, Cincinnati Baylor Chares A. Sammons Cancer Center, Dallas HonorHealth, Scottsdale University of California San Diego Moores Cancer Center, La Jolla Additional sites coming soon THANK YOU for your contributions toward Caribou’s mission to develop innovative, transformative therapies for patients with devastating diseases through novel genome editing

Q&A

See you at EHA in June! POSTER TITLE First-in-human trial of CB-010, a CRISPR-edited allogeneic anti-CD19 CAR-T cell therapy with a PD-1 knock out, in patients with relapsed or refractory B cell non-Hodgkin lymphoma (ANTLER study) (Abstract P1455) DATE AND TIME Friday, June 10, 2022 16:30 – 17:45 CEST (10:30 – 11:45 am ET) SESSION TITLE Gene therapy, cellular immunotherapy and vaccination – Clinical Section Chief, New Drug Development Associate Professor, Department of Lymphoma/Myeloma The University of Texas MD Anderson Cancer Center Loretta J. Nastoupil, M.D.

Appendix

≥Grade 3 CRS, % CB-010 YESCARTA BREYANZI KYMRIAH none CB-010: an allogeneic cell therapy that may rival autologous anti-CD19 cell therapies EFFICACY SAFETY CB-010: 40x106 CAR-T cells YESCARTA: 2x106 CAR-T cells/kg BREYANZI: 50 to 110x106 CAR-T cells KYMRIAH: 2.5x108 CAR-T cells ORR CB-010 YESCARTA BREYANZI KYMRIAH CR CB-010 YESCARTA BREYANZI KYMRIAH PR CB-010 YESCARTA BREYANZI KYMRIAH ≥Grade 3 ICANS, % CB-010 YESCARTA BREYANZI KYMRIAH ≥Grade 3 Infections, % CB-010 YESCARTA BREYANZI KYMRIAH 33 Sources: package inserts for YESCARTA, BREYANZI, KYMRIAH

Deeper lymphodepletion protocol does not result in 100% ORR in B-NHL patients B-NHL: B cell non-Hodgkin lymphoma Cy: cyclophosphamide Flu: fludarabine LD: lymphodepletion 1 Turtle CJ et al. Blood. 2015;126(23):184 LD regimen prior to autologous anti-CD19 CAR-T cell therapy infusion N= Objective response rate (ORR) Complete response (CR) rate Cy 60 mg/kg/day + Flu 25 mg/kg2/day x 3-5 days 28 67% 42% Clinical autologous CAR-T cell response rates following intensive LD regimens in B-NHL1

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